                                                                EXHIBIT 10.28(c)

                    SETTLEMENT AGREEMENT AND MUTUAL RELEASE
                    ---------------------------------------

     THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASE is made as of this 23rd day of February, 1998, by and between Teachers' Retirement System of the State of Illinois ("Landlord"), and Playboy Enterprises, Inc., a Delaware corporation ("Tenant").

                                  WITNESSETH:
                                  -----------

     WHEREAS, Landlord has made certain claims (the "Claims") concerning tenant maintenance and code violations (collectively, "Lease Claims") against Tenant under that certain Industrial Building Lease dated October 20, 1992, and that certain Lease Termination Agreement dated May 27, 1997 together (the "Lease") which liability related to such Claims survived the termination of the Lease and are currently outstanding; and

     WHEREAS, Tenant has requested that effective as of the date of this Settlement Agreement and Mutual Release and upon satisfaction of the terms contained herein, the Claims which survived the termination of the Lease shall be terminated; and

     WHEREAS, Landlord is willing to terminate Tenant's liability relating to the surviving Claims and all other obligations and liabilities of Tenant under the Lease upon the execution of this Settlement Agreement and Mutual Release and upon satisfaction of the terms contained herein by Tenant; and

     WHEREAS, Landlord and Tenant wish to resolve all matters between them, including those relating to the Claims.

     NOW, THEREFORE, in consideration of the foregoing preambles, which by this reference are incorporated herein, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby irrevocably acknowledged, Landlord and Tenant, each acting with advice of independent counsel, have agreed to the following:

     1. Simultaneously with its execution of this Settlement Agreement and Mutual Release, Tenant agrees to pay to Landlord the sum of Forty Six Thousand Dollars ($46,000.00) ("Settlement Sum"), which amount Landlord acknowledges and agrees represents the full and final payment for any and all monetary and other obligations owing by Tenant to Landlord for the Claims and any and all other obligations and liabilities howsoever arising and upon such payment and full execution of this Settlement Agreement and Mutual Release, Tenant's liability relating to the Lease, the surviving Claims and any and all other obligations and liabilities of

Tenant to Landlord shall terminate. The Landlord's obligations under this Settlement Agreement and Mutual Release will not become effective until the Settlement Sum constitutes collected funds.

     2. Landlord and Tenant hereby remise, release and forever discharge each other, and their respective heirs, executors, administrators, officers, directors, employees, agents, property managers, advisors, owners and successors-in-interest, as of the effective date of this Settlement Agreement and Mutual Release, of and from any and al1 actions, causes of action, contracts, covenants, warranties, suits, debts, sums of money, accounts, agreements, damages, controversies, claims and demands, costs and expenses, whatsoever, at law or in equity, whether known or unknown, including, but not limited to, claims for monetary compensation, contribution or indemnification, including related or consequential, incidental, commercial or economic loss of any kind, which either of them ever had, now has, or will have against the other arising out of any actions occurring on or before the effective date of this Settlement Agreement and Mutual Release.

     3. This Settlement Agreement and Mutual Release may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall be deemed to constitute one and the same instrument, and shall be effective as of the date of the last signature.

     4. Unless required by law, neither Landlord nor Tenant shall disclose to Swiderski Electronics, Inc. the substance of this Settlement Agreement and Mutual Release (collectively, the "Confidential Information"), and Landlord and Tenant agree to treat all Confidential Information as confidential. This obligation of confidentiality shall not apply to disclosures compelled by law, any order of a court of competent jurisdiction or by a lawful proper subpoena, in which event Landlord or Tenant, as applicable, shall immediately notify the other party of the circumstances purporting to require such disclosure and shall refrain from such disclosure for the maximum period of time allowed by law so that such other party may take such actions as it may deem appropriate to protect the Confidential Information being sought.

     5. Tenant has executed and delivered to Landlord an Environmental Questionnaire in the form attached hereto as Exhibit A (the "Questionnaire"). Notwithstanding anything contained in this Settlement Agreement and Mutual Release to the contrary, in the event any of Tenant's responses contained in the Questionnaire are incorrect, Tenant acknowledges and agrees that Tenant shall reimburse Landlord for any and all damages incurred and/or suffered by Landlord as a result thereof and this reimbursement obligation shall survive the execution of this Settlement Agreement and Mutual Release.

     IN WITNESS WHEREOF, this Settlement Agreement and Mutual Release has been executed as of the day and year first above written.

                                       LANDLORD:

                                       TEACHERS' RETIREMENT SYSTEM
                                       OF THE STATE OF ILLINOIS, a
                                       retirement system created pursuant to the laws of the State of Illinois

                                       By:  Capital Associates Realty Advisors
                                            Corp., as Investment Manager, Duly
                                            Authorized Agent and Attorney-in-
                                            Fact

                                            By: /s/ Thomas J. Pabian
                                               ---------------------------------
                                                    Thomas J. Pabian
                                            Its:    Executive Vice President


                                       TENANT:

                                       PLAYBOY ENTERPRISES, INC., a
                                       Delaware Corporation

                                       By: /s/ Howard Shapiro
                                          --------------------------------------
                                       Name:   Howard Shapiro
                                            ------------------------------------
                                       Its: Ex. VP
                                           -------------------------------------

                                   EXHIBIT A

                          ENVIRONMENTAL QUESTIONNAIRE


Site Name:     Warehouse Facility
              ------------------------------------------------------------------

Site Address:  800 West Thorndale, Itasca, IL
              ------------------------------------------------------------------

The following Environmental Questionnaire must be completed in its entirety. Do not leave any questions unanswered. If a question is not applicable for the site, please answer "N.A.".

This Questionnaire was completed on January 16, 1998
                                   -----------  ----

Signed:  /s/ Sue Shoemaker                   Date:  1-16-98
        ----------------------------------         --------------------------
Name:   Sue Shoemaker                        Title: Director
     -------------------------------------          -------------------------

Company: Playboy Enterprises, Inc.
         --------------------------------------------------------------------

Please return the completed Questionnaire via facsimile or next day delivery to:

     Eckland Consultants Inc.
     Three Parkway North, Suite 100
     Deerfield, IL 60015
     Voice: (847) 948-0100
     Fax: (847) 948-0140

Physical Layout
---------------

Please attach a drawing or sketch showing the following features:

 . Floor plan sketch showing office, warehouse and storage areas N/A

 . Areas used for solid waste storage  None

Operations Description
----------------------

Briefly describe the business operations at this facility: Retail and mail order
                                                           ---------------------
sale of consumer goods.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Are any products produced or manufactured at this location?        No.
                                                           ---------------------
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--------------------------------------------------------------------------------

January, 1998                                 Copyright Eckland Consultants Inc.

Is vehicle maintenance done at this facility?    No
                                              ---------
Are there regulatory or safety inspections of the facility?    Yes
                                                            ---------

Materials Handled and Used At This Facility
-------------------------------------------

Describe the major raw materials used in the manufacturing process:

========================================================================================================================
                                                  On-site Storage       Solid, Liquid
Material Name       Quantity Stored On-site           Location             or Gas            Hazardous or Nonhazardous?
========================================================================================================================
None
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
========================================================================================================================

Please attach Material Safety Data Sheets (MSDS) for the major materials used on site.

Waste and By-Products
---------------------

Identify the major waste streams, including those which require regulatory permits and manifests.

========================================================================================================================
                    Quantity Generated and/or                              Solid, Liquid
Waste Material                Stored               Regulatory Permit?         or Gas           Hazardous or Nonhazardous?
========================================================================================================================
None
------------------------------------------------------------------------------------------------------------------------

========================================================================================================================

Response Plans
--------------

Does the facility have an emergency response plan?     No
                                                   ---------
Does the facility have a Spill Prevention Control and Countermeasure (SPCC)
plan?     No
      ---------

January, 1998                                Copyright Eckland Consultants Inc.
                               2